UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002016841
BENCHMARK 2024-V7 MORTGAGE TRUST
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001258361
Citigroup Commercial Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

New York	333-262701-06	38-4315803 38-4315804
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 816-5343
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

Computershare Trust Company, N.A., as certificate administrator (the "Certificate Administrator"), made distributions to the Certificateholders on the June 17, 2024 distribution date.  The Certificate Administrator subsequently determined on June 27, 2024 that the Initial Month's Interest Deposit Amount of $276,310.75, representing interest accrued on the Cut-off Date Balance of the 1040 40th Street SE Mortgage Loan at the related Mortgage Rate for the number of days in May 2024, was not properly included in the distribution.  This resulted in an underpayment to the holders of Class B, Class C, Class F-RR, Class G-RR, Class J-RR, Class K-RR, Class VRR, Class X-A, Class X-B, and Class X-D in the amounts of $13,617.74, $9,873.04, $2,723.41, $3,404.60, $3,475.03, $10,553.89, $3,300.63, $190,650.29, $28,937.94, and $8,851.76 respectively (such amounts are collectively referred to herein as the "Underpayment Amounts").  The Certificate Administrator advised that the respective Underpayment Amounts were sent to the holders of Class B, Class C, Class F-RR, Class G-RR, Class J-RR, Class K-RR, Class VRR, Class X-A, Class X-B, and Class X-D on July 1, 2024. Capitalized terms used but not defined herein shall have the meanings assigned to the Pooling and Servicing Agreement filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K/A, dated May 30, 2024 and filed with the Securities and Exchange Commission (the "Commission") under Commission File Number 333-262701-06.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date:  July 3, 2024